September 25, 2023

WESTWOOD FUNDS

Supplement to the Prospectuses, Summary Prospectuses and
Statement of Additional Information

dated February 28, 2023, as supplemented

WESTWOOD QUALITY SMIDCAP FUND

(Institutional Shares Ticker Symbol: WHGMX)

(Ultra Shares Ticker Symbol: WWSMX)

WESTWOOD QUALITY ALLCAP FUND

(Institutional Shares Ticker Symbol: WQAIX)

(Ultra Shares Ticker Symbol: WQAUX)

Series of Ultimus Managers Trust

This supplement updates certain information in the Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”) for each of the Westwood Quality SMidCap Fund and the Westwood Quality AllCap Fund (each, a “Fund” and collectively, the “Funds”), series of the Ultimus Managers Trust, as set forth below. For more information or to obtain a copy of the Funds’ Prospectuses, Summary Prospectuses or SAI, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

Effective September 29, 2023, Grant L. Taber, CFA, Senior Vice President, Portfolio Manager and Research Analyst, will no longer serve as a member of the portfolio team of each of the Westwood Quality SMidCap Fund and the Westwood Quality AllCap Fund. Effective as of September 29, 2023, all references to Mr. Taber with respect to the Funds are hereby removed from the Funds’ Prospectuses, Summary Prospectuses and SAI.

Westwood Quality SMidCap Fund

Effective September 29, 2023, Trip Rodgers, CFA, Senior Vice President, Portfolio Manager and Senior Research Analyst, will become a member of the portfolio team of the Westwood Quality SMidCap Fund, joining Prashant Inamdar, William E. Costello and Kyle Martin who will continue as members of the Fund’s portfolio team.

Mr. Trip Rodgers, CFA, has served as Senior Vice President, Senior Research Analyst for Westwood Management Corp. (“Westwood” or the “Adviser”) since 2019. Prior to joining Westwood, Mr. Rodgers was a Portfolio Manager at BP Capital Fund Advisors. Prior to that, Mr. Rodgers was at Carlson Capital for ten years, as an industrials/materials Portfolio Manager within the Relative Value team. Prior to Carlson Capital, Mr. Rodgers spent nine years in sell-side equity research, with five of those years at UBS as an Institutional Investor ranked analyst. At UBS, he followed industrial, building materials, and housing-related equities. Mr. Rodgers holds the CFA charter and graduated from Cornell University in 1995 with a Bachelor of Science degree in Economics. He has served on the portfolio management team for the Westwood Quality MidCap Fund since its inception in 2021.

Westwood Quality AllCap Fund

Effective September 29, 2023, Todd L. Williams, CFA, Senior Vice President, Portfolio Manager and Senior Research Analyst, will become a member of the portfolio team of the Westwood Quality AllCap Fund, joining Michael Wall and Lauren Hill who will continue as members of the Fund’s portfolio team.

Mr. Todd L. Williams, CFA, has served as Senior Vice President, Director of Equity Research for the Adviser since February 2020. Prior to this appointment, he served as Senior Vice President, Portfolio Manager and Senior Research Analyst for the Adviser from February 2012 to February 2020, he served as Vice President, Portfolio Manager and Research Analyst for the Adviser from July 2005 until February 2012, as Assistant Vice President and Research Analyst from July 2003 to July 2005, and as Research Analyst from November 2002 to July 2003.  Mr. Williams began his professional career with Textron Financial Corp. as a Credit Analyst. He has also worked with Methodist

Hospital and Norsig & Associates as an Analyst, and AMR Investments, Inc. as a Portfolio Manager and Credit Analyst. Mr. Williams graduated from Southern Methodist University with a BBA in Finance and is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

The following information is added to the table in the section entitled “THE PORTFOLIO MANAGERS – Fund Shares Owned by the Portfolio Managers” beginning on page 34 of the SAI:

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds as of August 31, 2023. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Name	Dollar Range of Fund Shares
Trip Rodgers, CFA	None
Todd L. Williams, CFA	None

The following information is added to the table in the section entitled “THE PORTFOLIO MANAGERS – Other Accounts” beginning on page 35 of the SAI:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)	Number of Accounts	Total Assets[1] (in Millions)
Trip Rodgers, CFA	0	$0	0	$0	3	$5.9
Todd L. Williams, CFA	0	$0	0	$0	5	$2.8

[1]	Represents the portion of assets for which the portfolio manager has responsibility in the accounts indicated. The accounts indicated may contain additional assets under the responsibility of other portfolio managers and therefore may be duplicated. Information is as of August 31, 2023.

If you have any questions regarding the Funds, please call 1-877-FUND-WHG (1-877-386-3944).

Investors Should Retain this Supplement for Future Reference.